UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2022

ASHFORD INC.

(Exact name of registrant as specified in its charter)

Nevada	001-36400	84-2331507
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1200 Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 490-9600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AINC	NYSE American LLC

Item 8.01	Other Events.

On May 12, 2022, Ashford Hospitality Advisors, LLC (“Ashford LLC”), the operating company of Ashford Inc. (the “Company”), and Richard J. Stockton, the Chief Executive Officer of Braemar Hotels & Resorts Inc. (“Braemar”), entered into an amendment (the “Amendment”) to Mr. Stockton’s existing Amended and Restated Employment Agreement with Ashford LLC dated April 1, 2019 (the “Existing Agreement”). Among other things, the Amendment:

•	Acknowledges that Mr. Stockton’s base salary has increased to $725,000 annually and that his targeted incentive bonus range has increased to 75% to 175% of base salary.

•	Expands Mr. Stockton’s existing nonsolicitation obligations to apply during the two-year period following his termination of employment rather than the existing one-year period and expands the scope of the obligations to include not only employees but also certain capital providers.

•	Imposes certain new limitations on Mr. Stockton’s ability, during and for 24 months following the termination of his employment, to acquire stock of the Company, Ashford Hospitality Trust, Inc. and Braemar and their affiliates and to engage in certain corporate transactions involving such entities.

The Existing Agreement is filed with this Form 8-K as Exhibit 10.1 and the Amendment is filed with this Form 8-K as Exhibit 10.2 and is incorporated by reference herein. The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement, dated as of April 1, 2019, by and among Ashford Inc., Ashford Hospitality Advisors, LLC, and Richard J. Stockton.
10.2	First Amendment to Amended and Restated Employment Agreement, dated as of May 12, 2022, by and among Ashford Inc., Ashford Hospitality Advisors, LLC, and Richard J. Stockton.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHFORD INC.

By:	/s/ Alex Rose
Alex Rose
Executive Vice President, General Counsel & Secretary

Date: May 17, 2022